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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
R-B RUBBER PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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R-B RUBBER PRODUCTS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 25, 2000

    The Annual Meeting of Shareholders of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), will be held on Tuesday, April 25, 2000 at 1:30 p.m., local time, at the Michelbook Country Club located at 1301 Michelbook Lane, McMinnville, Oregon 97128, for the following purposes:

  1.
  To elect seven (7) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified (Proposal No. 1);

  2.
  To approve the R-B Rubber Products, Inc. Directors Stock Option Plan (Proposal No. 2); and

  3.
  To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on March 21, 2000 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business March 21, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

    All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 1999 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE.A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors:
Paul M. Gilson
Director, Chief Operating Officer and Senior Vice President

McMinnville, Oregon
April 3, 2000

R-B RUBBER PRODUCTS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 25, 2000

Solicitation and Revocability of Proxy

    The enclosed Proxy is solicited on behalf of the Board of Directors of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Tuesday, April 25, 2000 at 1:30 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Shareholders. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders, by officers or regular employees of the Company, which will not be specially compensated for such solicitation. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's Common Stock held in their names.

    The two persons named as proxies on the enclosed proxy card, Ronald L. Bogh and Paul M. Gilson, were designated by the Board of Directors. All properly executed proxies will be voted in accordance with the instructions contained in the proxy. If no direction is specified in the proxy, the proxy will be voted FOR Proposal No. 1 to elect the nominees for Director proposed by the Board of Directors and FOR Proposal No. 2 to approve the R-B Rubber Products, Inc. Directors Stock Option Plan. A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company at the principal offices of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting of Shareholders. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. Attendance alone at the Annual Meeting will not of itself revoke a proxy.

    These proxy materials and the Company's 1999 Annual Report on Form 10-KSB are being mailed on or about April 3, 2000. The mailing address of the principal executive offices of the Company is 904 East 10th Avenue, McMinnville, Oregon 97128.

Voting at the Meeting

    Shareholders of record at the close of business on March 21, 2000 are entitled to notice of, and to vote at the meeting. The Company has one series of Common Stock outstanding, designated Common Stock, no par value. At the record date, 2,687,139 shares of the Company's Common Stock were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. A majority of the issued and outstanding shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the conduct of business at the Annual Meeting. Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum and as voted for purposes of determining the base number of shares voting on a particular proposal. If a broker or other nominee holder indicates on the proxy card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as present for purposes of determining a quorum (unless they are voted on another proposal brought before the meeting) or as voted for purposes of determining the approval of the stockholders on a particular proposal. Stockholders do not have the right to cumulate votes in the election of directors.

    If a quorum is present at the Annual Meeting, the seven nominees for election as directors who receive the greatest number of votes cast will be elected directors. With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome; therefore, abstention from voting or nonvoting by brokers will have no effect thereon. Proposal No. 2 to approve the R-B Rubber Products, Inc. Directors Stock Option Plan will be approved if it receives the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. With respect to voting on Proposal No. 2 abstention from voting will have the same effect as voting against the proposal and nonvoting by brokers will have no effect thereon.

ELECTION OF DIRECTORS
(Proposal No. 1)

    In accordance with the Company's Bylaws, the Board of Directors shall consist of not less than two and not more than nine members, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at seven. Each director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director.

Nominees for Director

    The names and certain information concerning the nominees for director are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IN THIS PROXY STATEMENT. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. All nominees have consented to serve as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than seven (7) nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors:

Name	Age	Position with Company	Has Been a Director Since
Marvin S. Wool	71	Chairman of the Board	June 1999
Ronald L. Bogh	55	Director and President	1985
Paul M. Gilson	52	Director, Chief Operating Officer and Senior Vice President	June 1999
Gregory J. Divis	59	Director, Vice President and Secretary	June 1999
Sandon L. Wool	46	Director	June 1999
Lawrence J. Young	55	Director	June 1999
Leland B. Curtis	57	Director	October 1999

    Mr. Sandon L. Wool is the son of Mr. Marvin S. Wool. Otherwise, there are no family relationships among any director or executive officer of the Company.

    Marvin S. Wool was named the Chairman of the Board in June 1999. Since 1973, Mr. Wool has served as the President, Chief Executive Officer and Chairman of the Board of Dash Multi-Corp, Inc., a St. Louis, Missouri based holding company for subsidiary companies located in Georgia, Mississippi, Missouri, New Jersey, North Carolina and California that are in the chemical, cloth coating and floor covering industries. Mr. Wool is also Chairman of the Board of Directors of Allegiant Bancorp, Inc. in St. Louis, Missouri.

    Ronald L. Bogh founded the Company in 1985 and was named President of the Company. Mr. Bogh served as Chairman of the Board and Chief Executive Officer from 1995 to June 1999. Prior to his founding of the Company in 1985, Mr. Bogh was the Southern U.S. Sales Manager for Cascade Steel in McMinnville, Oregon.

    Paul M. Gilson joined the Company in 1990 as Vice President of Operations and has served as Senior Vice President since 1996. Mr. Gilson served as Chief Operating Officer, Secretary and Treasurer from 1996 to June 1999. Currently, Mr. Gilson serves as Chief Operating Officer and Senior Vice President. Prior to joining the Company, Mr. Gilson was a commercial account executive with Hagan Hamilton Insurance in McMinnville, Oregon.

    Gregory J. Divis was named Director, Vice President and Secretary of the Company in June 1999. Mr. Divis has served as a Director of Dash Multi-Corp since 1988 and as Senior Vice President of Subsidiaries for Dash Multi-Corp, Inc. since 1995.

    Sandon L. Wool was named a Director of the Company in June 1999. Mr. Sandon L. Wool has served as a Director of Dash Multi-Corp, Inc. since 1980 as Vice President and Secretary since 1994. Mr. Sandon L. Wool has also been President of Dash Multi-Corp's MarChem Corporation subsidiary since 1997.

    Lawrence J. Young was named Director of the Company in June 1999. Mr. Young is a CPA and the retired Chairman and Chief Executive Officer of Angelica Corporation (textile and uniform rental, laundry and sales) of Chesterfield, Missouri. Mr. Young served as Chairman and Chief Executive Officer of Angelica Corporation from 1990 to July 1997 and as Executive Vice President from August 1997 to June 1998.

    Leland B. Curtis was named Director of the Company in October 1999. Mr. Curtis has been a partner with the St. Louis, Missouri based law firm of Curtis Oetting Heinz Garrett & Soule since 1986. Mr. Curtis is on the Board of Directors of Allegiant Bancorp, Inc. in St. Louis, Missouri.

Meetings and Committees of the Board of Directors

    The Board of Directors held nine regular meetings during 1999. No person who served as a Director at the time of the meetings attended fewer than 75 percent of the Board and committee meetings during the period for which he served on the Board and committees. The Board of Directors has standing Executive, Audit and Executive and Director Compensation Committees.

    In June 1999, the Executive Committee of the Board of Directors was formed and is comprised of Marvin S. Wool, Ronald L. Bogh, Lawrence J. Young, Paul M. Gilson and Gregory J. Divis. The Executive Committee may exercise all powers of the Board of Directors, which may be lawfully delegated when the Board of Directors is not in session. The Executive Committee held two meetings during 1999.

    Prior to June 1999, the Audit Committee of the Board of Directors was composed of Jerry K. Brown, James V. Reimann and Edward DeRaeve, all previous outside directors who were not, and had not been at any time in the past, officers of the Company ("outside directors"). Beginning in June 1999, the Audit Committee is composed of Marvin S. Wool, Lawrence J. Young and Sandon L. Wool, all outside directors. In October 1999, Marvin S. Wool was replaced by Leland B. Curtis as an outside director on the Audit Committee. The Audit Committee is responsible for reviewing the auditors' report and meeting with the auditors independently of management to discuss the audit procedures and any concerns the committee may have. The Audit Committee held one meeting during 1999.

    Prior to June 1999, the Compensation Committee of the Board of Directors was composed of Messrs. James V. Reimann, Jerry K. Brown and Edward DeRaeve, all previous outside directors. In June 1999, the Compensation Committee was renamed to the Executive and Director Compensation Committee and is composed of Lawrence J. Young and Sandon L. Wool, outside directors, and Gregory J. Divis. The Executive and Director Compensation Committee reviews and recommends to the Board of Directors the compensation of the executive officers and Directors of the Company. The Executive and Director Compensation Committee held no meetings during 1999.

Director Compensation

    Non-employee, non-salaried directors receive $250 per meeting they attend where official Board action is taken, including special meetings, annual meetings and telephonic meetings, plus out-of-pocket expenses associated with attending such meetings. Employee, salaried directors receive no additional compensation beyond their salaries for attending any Board meetings.

BOARD OF DIRECTORS STOCK OPTION PLAN
(Proposal No. 2)

    On February 21, 2000, the Board of Directors approved the Company's Directors Stock Option Plan (the "Directors Plan") and the reservation of 400,000 shares of the Company's Common Stock for issuance thereunder. The Directors Plan provides for the granting of incentive and non-qualified stock options to directors of the Company.

    See Appendix A for a more complete summary of the Directors Plan.

The Board of Directors recommends that shareholders vote FOR the approval of the Company's Directors Stock Option Plan

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of March 21, 2000 as to (i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director or Nominee for Director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all Directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

	Common Stock
Five Percent Shareholders, Directors, Director Nominees and Named Executive Officer	Shares Beneficially Owned(1)	Approximate Percentage Owned
Dash Multi-Corp, Inc.(2)	1,880,955	70.0%
Marvin S. Wool(2)(3)	1,880,955	70.0%
Ronald L. Bogh(4)(5)	221,781	8.3%
Paul M. Gilson(4)(6)	67,360	2.5%
Gregory J. Divis	—	—
Sandon L. Wool	—	—
Lawrence J. Young	4,000	—
Leland B. Curtis	1,440	—
All Directors and executive officers as a group (7 persons)(5)(6)	2,175,536	79.4%

(1)
Applicable percentage of ownership is based on 2,687,139 shares of Common Stock outstanding as of March 21, 2000 together with applicable options for such beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after March 21, 2000 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)
The address for such person/business is 2500 Adie Road, Maryland Heights, Missouri 63043.

(3)
All such shares are held of record by Dash Multi-Corp, Inc. As the controlling shareholder of Dash Multi-Corp, Inc., Mr. Wool may be deemed to share beneficial ownership of such shares. Mr. Wool disclaims all such beneficial ownership.

(4)
The address for such person is 904 E. 10th Avenue, McMinnville, Oregon 97128.

(5)
Includes 17,529 shares of the Company's Common Stock held by Mr. Bogh's children for which Mr. Bogh has sole voting power pursuant to a voting agreement dated April 15, 1995.

(6)
Includes 53,200 shares subject to options granted pursuant to the Company's 1995 Stock Option Plan and exercisable within 60 days of March 21, 2000.

EXECUTIVE OFFICERS OF THE REGISTRANT

    The names, ages and positions of the Company's executive officers are as follows:

Name	Age	Current Position(s) with Company	Since
Ronald L. Bogh	55	President	1996
Paul M. Gilson	52	Chief Operating Officer and Senior Vice President	1996
Gregory J. Divis	59	Vice President and Secretary	1999

    For information on the business backgrounds of Messrs. Bogh, Gilson and Divis, see "Nominees for Director" above.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary of Cash and Certain Other Compensation

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to Ronald L. Bogh, the Company's President and Paul M. Gilson, Chief Operating Officer and Senior Vice President (the "named executive officers"), for fiscal years 1999, 1998 and 1997.

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)	All Other Compensation ($)(1)
Ronald L. Bogh(2)	1999	156,877	20,000	1,065(3)	2,200
President	1998	140,184	—	—	2,008
	1997	140,184	—	—	6,378
Paul M. Gilson	1999	109,886	6,000	—	418
	1998	96,000	—	—	410
	1997	85,616	—	—	405

(1)
Amounts include Company paid premiums on a life insurance policy benefiting Mr. Bogh and Mr. Gilson

(2)
Until June 1999, Mr. Bogh also served as Chairman of the Board and Chief Executive Officer of the Company.

(3)
Country Club dues paid on behalf of Mr. Bogh as per Mr. Bogh's employment agreement.

Options Granted in Last Fiscal Year

    There were no stock options granted under the Company's 1995 Stock Option Plan during 1999 to the named executive officers.

Option Exercises and Holdings

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options At FY-End ($)(A) Exercisable/ Unexercisable
Ronald L. Bogh	—	—	— / —	— / —
Paul M. Gilson	—	—	53,200 / 12,800	$32,874 / $4,656

(A)
Market value of the underlying securities at December 31, 1999, $2.22 per share, minus exercise price of the unexercised options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

Change-in-Control Transaction

    On June 3, 1999, Dash Multi-Corp, Inc., a Missouri corporation ("Dash"), completed the purchase of 1,880,955 shares of the Company's Common Stock at a purchase price of $2.50 per share. The 1,880,955 shares of Common Stock of the Company purchased by Dash represented approximately 70.0% of the total issued and outstanding shares of the Company's Common Stock. Dash purchased the Common Stock pursuant to a tender offer by Dash to the shareholders of the Company as contemplated by the Stock Purchase Agreement.

Change-in-Control Arrangements

    In the event of a change in control of the Company, unless otherwise determined by the Board of Directors prior to the occurrence of such change in control, any options or portions of such options outstanding as of the date such change in control is determined to have occurred, that are not yet fully vested on such date, shall become immediately exercisable in full. In April 1999, the Board of Directors determined not to accelerate the vesting of stock options that otherwise would have resulted from the acquisition of 70% of the Company's Common Stock by Dash Multi-Corp, Inc.

Termination Agreement

    In January 1998, the Company signed a Non-Competition, Price Guaranty and Release Agreement (the "Agreement") with Mr. Doug Nelson, the Company's former Chief Financial Officer. At that time, Mr. Nelson remained on the Board of Directors. Pursuant to the Agreement, the Company was required to pay Mr. Nelson an amount equal to the difference between the gross selling price per share of the Company's Common Stock for up to 2,400 shares per month and $3.33 per share for each share sold at less than $3.33 per share. The maximum amount that the Company was obligated to pay Mr. Nelson was $59,000 in any given calendar year. During 1998, Mr. Nelson sold 25,200 shares of the Company's Common Stock and the Company paid Mr. Nelson a total of $10,875 during 1998 under this Agreement. The Agreement was amended to allow Mr. Nelson to sell an additional 3,600 shares under this Agreement during 1999. In March 1999, Mr. Nelson sold 4,800 shares of the Company's Common Stock and the Company paid Mr. Nelson a total of $8,000 under the Agreement. Mr. Nelson resigned from the Board and the Agreement was terminated in June 1999 in connection with the acquisition of 70% of the Company's Common Stock by Dash Multi-Corp, Inc. At December 31, 1999, Mr. Nelson held 65,543 shares of the Company's Common Stock.

Employment Contracts

    Ronald L. Bogh.  In June 1999, the Company, Dash Multi-Corp and Ronald L. Bogh agreed to a three year Employment Agreement with compensation at the rate of: (a) $160,800 per annum in year one, (b) $170,400 per annum in year two, and (c) $180,000 per annum in year three. The compensation rate may change at the sole discretion of Dash Multi-Corp, as directed by the Company. Mr. Bogh's compensation under the Employment Agreement also includes the use of a Company owned vehicle, medical and health care coverage, life insurance coverage, country club dues and a bonus plan. A Continuance of Employment Agreement becomes effective upon expiration of the Employment Agreement or early termination of employment. Under this agreement Mr. Bogh is to receive $60,000 per annum through December 2008 for services as a technical advisor to operational and management functions of the Company.

    Paul M. Gilson.  In June 1999, the Company, Dash Multi-Corp and Paul M. Gilson agreed to a four year Employment Agreement with compensation at the rate of: (a) $114,000 per annum in year one, (b) $120,000 per annum in year two, (c) $126,000 per annum in year three, and (d) $132,000 per annum in year four. The compensation rate may change at the sole discretion of Dash Multi-Corp, as directed by the Company. Mr. Gilson's compensation under the Employment Agreement also includes the use of a Company owned vehicle, medical and health care coverage, life insurance coverage and a bonus plan.

INDEPENDENT PUBLIC ACCOUNTANTS

    On August 23, 1999, based on a recommendation of the Audit Committee, the Company's Board of Directors approved the dismissal of the Company's independent public accountants, Morrison & Liebswager, P.C. Morrison & Liebswager, P.C. issued an unqualified audit opinion on each of the past two fiscal years' financial statements. There have not been any disagreements between the Company and Morrison & Liebswager, P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor have there been any reportable events as defined under Item 304(a)(1)(v).

    Also on August 23, 1999, the Company engaged the firm of Arthur Andersen LLP to be its independent public accountants. There were not any consultations with Arthur Andersen LLP within the Company's last two fiscal years nor from the end of the last fiscal year to the date of engaging Arthur Andersen LLP that would be considered "opinion shopping" or which concerned any disagreement or reportable event with Morrison & Liebswager, P.C.

    The Company's audit committee has not yet met to select an independent accountant for the year ending December 31, 2000 and therefore, no independent accountant is included in this proxy statement for approval by the shareholders at the Company's 2000 Annual Meeting of Shareholders. The Company engaged the accounting firm of Arthur Andersen LLP as its independent accountants for the year ended December 31, 1999. A representative from the firm of Arthur Andersen LLP is expected to be in attendance at the Company's 2000 Annual Meeting of Shareholders. Such representative will have the opportunity, although is not expected, to make a statement if he desires to do so and will be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    MarChem Pacific, Inc., a wholly-owned subsidiary of Dash, is the Company's primary supplier of bonding materials used in its mat-making process. During 1999, the Company paid a total of $838,764 to MarChem Pacific, Inc. for bonding materials. At December 31, 1999 the Company owed MarChem Pacific $75,701 for the bonding materials purchased.

    The Company also paid Dash Multi-Corp $36,000 for management fees and $48,608 to Conway Air Corp., a subsidiary of Dash Multi-Corp, for travel services provided to the Company during 1999. At December 31, 1999, the Company owed Dash Multi-Corp $6,000 for management fees.

    Management of the Company believes that all related party transactions were conducted at arms-length rates and conditions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that, for the fiscal year ended December 31, 1999, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements except for the following: Mr. Leland B. Curtis, a Director of the Company failed to timely file one report on Form 3, Initial Statement of Beneficial Ownership of Securities, relating to Mr. Curtis becoming a Director of the Company and Mr. Lawrence J. Young, a Director of the Company failed to timely file one report on Form 4, Statement of Changes of Beneficial Ownership of Securities, relating to the purchase of shares.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Under applicable regulations of the SEC, proposals by shareholders intended to be considered for inclusion in the Company's Proxy Statement for its 2001 Annual Meeting must be received at the principal executive offices of the Company, 904 E. 10th Avenue, McMinnville, Oregon 97128, c/o Secretary, not later than March 1, 2001. Any shareholder proposal not included in the Company's Proxy Statement for its 2001 Annual Meeting, but considered at the 2001 Annual Meeting, will be voted upon by the persons named in proxies solicited on behalf of the Board of Directors pursuant to the discretionary authority granted therein if notice of such proposal is received no later than May 15, 2001.

OTHER MATTERS

    The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote shares represented by proxy cards granting such persons discretionary authority to vote on such other matters in accordance with their judgment as to the best interests of the Company.

By Order of the Board of Directors:
Paul M. Gilson
Director, Chief Operating Officer and Senior Vice President

Dated: April 3, 2000

APPENDIX A

DIRECTORS STOCK OPTION PLAN

General.

    On February 21, 2000, the Board of Directors of the Company voted to adopt a Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to attract, retain and motivate members of the Board of Directors by providing them with the opportunity to acquire a proprietary interest in the Company and link their interests with those of shareholders. If approved by the shareholders, the Directors Plan will provide for the issuance of up to 400,000 shares of the Company's Common Stock. The term of the Directors Plan is ten years from the date of Board approval. The Board of Directors is the administrator of the Directors Plan.

Option Grants.

    The Directors Plan will grant options on an annual, systematic basis. As of the date of each annual shareholders meeting, each Director who has been a member of the Board for at least three months will receive an option to purchase 7,000 shares of the Company's Common Stock. Each option will continue for a term of five years. Directors who are also employees of the Company (or a related corporation) will receive incentive stock options, designed to qualify under Section 422 of the Internal Revenue Code. Directors who are not also employees of the Company (or a related corporation) will receive nonqualified stock options.

Exercise Price.

    Each option will have a per-share exercise price equal to 115% of the average closing price of the Company's Common Stock for the two week period preceding the annual shareholders meeting. Optionees may pay the applicable exercise price through cash, check or (if approved by the Plan Administrator) through alternative means, such as surrendering a number of previously acquired shares of the Company's stock, with a fair market value equal to the exercise price.

Vesting.

    All options will be fully vested and immediately exercisable.

Tax Consequences.

    The grant and exercise of options under the Directors Plan can have material federal income tax consequences for the Company and the optionees. Specifically, the recipient of a nonqualified stock option will not have any income at the time the option is granted; neither will the Company be entitled to a deduction at that time. When an optionee exercises a nonqualified stock option, he or she will have ordinary income in an amount equal to the excess of the fair market value of the shares over the exercise price. Correspondingly, the Company will be entitled to a tax deduction with respect to a nonqualified option, at the same time and in the same amount that the optionee must include as ordinary income.

    An optionee who receives an incentive stock option will not have any taxable income at the time the option is granted, and neither will the Company be entitled to a deduction. Furthermore, the recipient of an incentive stock option will not have regular taxable income at the time he or she exercises the option, but the amount by which the fair market value of the shares (at the time of exercise) exceeds the exercise price will constitute income for purposes of calculating the optionee's alternative minimum tax liability (if any). If an optionee holds the shares acquired on exercise of an incentive stock option for at least two years from the date of grant, and one year from the date of

A-1

exercise, then the gain upon ultimate sale of the stock, if any, will be capital gain and eligible for a favorable tax rate under the Internal Revenue Code. The Company is not entitled to any deduction in this scenario.

    If an optionee disposes of the shares received through an incentive stock option before satisfying the holding periods described above (a "disqualifying disposition"), the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the stock (at the time of exercise) over the original option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on whether the shares were sold more than one year after the option was exercised. On a disqualifying disposition, the Company is entitled to a deduction, equal to the optionee's ordinary taxable income triggered as a result of the disqualifying disposition.

New Plan Benefits.

    As of the date of this Proxy Statement, no options have been granted under the Directors Plan. Future grants will be made as described above.

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R-B RUBBER PRODUCTS, INC.
Proxy for Annual Meeting of Shareholders to be Held on April 25, 2000

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 3, 2000 and hereby names, constitutes and appoints Ronald L. Bogh and Paul M. Gilson, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of R-B Rubber Products, Inc. (the "Company") to be held at 1:30 p.m. on Tuesday, April 25, 2000, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on March 21, 2000, with all the powers that the undersigned would possess if he were personally present.

1.	Proposal No. 1 – Election of Directors
	/ /	FOR all nominees listed below (except as marked to the contrary below)
	/ /	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instructions: To withhold authority to vote for any individual nominee, strike a line through nominee's name in the list below.)

Marvin S. Wool, Ronald L. Bogh, Paul M. Gilson, Gregory J. Divis, Sandon L. Wool, Lawrence J. Young and Leland B. Curtis

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

2.	Proposal No. 2 – Approval of the Directors Stock Option Plan.
FOR PROPOSAL NO. 2 / /	AGAINST PROPOSAL NO. 2 / /	ABSTAIN ON PROPOSAL NO. 2 / /

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL NO. 2

3.
Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

Dated

Shareholder (print name)

Shareholder (sign name)
NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
I do ( ) do not ( ) plan to attend the meeting. (Please check)
The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 904 E. 10th Avenue, McMinnville, Oregon 97128, prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO
ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

QuickLinks

ELECTION OF DIRECTORS (Proposal No. 1)
BOARD OF DIRECTORS STOCK OPTION PLAN (Proposal No. 2)
The Board of Directors recommends that shareholders vote FOR the approval of the Company's Directors Stock Option Plan
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS OF THE REGISTRANT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
INDEPENDENT PUBLIC ACCOUNTANTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING
OTHER MATTERS
DIRECTORS STOCK OPTION PLAN